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                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES

                                                          STATE OF               ASSUMED BUSINESS NAME(S)
NAME OF ENTITY (1)                                         ORIGIN             (IF DIFFERENT THAN ENTITY NAME)
------------------------------------------------------------------------------------------------------------------
Lithia Chrysler Jeep of Anchorage, Inc.                  Alaska
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Lithia of Anchorage, Inc.                                Alaska           Lithia Dodge of South Anchorage
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Lithia Imports of Anchorage, Inc.                        Alaska           Lithia Hyundai of Anchorage
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Lithia of Fairbanks, Inc.                                Alaska           Chevrolet Cadillac of Fairbanks
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Lithia CIMR, Inc.                                        California       Lithia Chevrolet of Redding
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Lithia CJDB, Inc.                                        California       Lithia Chrysler Jeep Dodge of Burlingame
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Lithia CS, Inc.                                          California       Chevrolet of Salinas
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Lithia DC, Inc.                                          California       Lithia Dodge of Concord
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Lithia FMF, Inc.                                         California       Lithia Ford of Fresno
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Lithia FVHC, Inc.                                        California       Lithia Ford of Concord
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Lithia JEF, Inc.                                         California       Lithia Hyundai of Fresno
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Lithia MMF, Inc.                                         California       Lithia Mazda of Fresno
                                                                          Lithia Suzuki of Fresno
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Lithia NF, Inc.                                          California       Lithia Nissan of Fresno
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Lithia of Santa Rosa, Inc.                               California       Lithia Dodge of Santa Rosa
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Lithia TKV, Inc.                                         California       Lithia Toyota of Vacaville
                                                                          Lithia Scion of Vacaville
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Lithia TR, Inc.                                          California       Lithia Toyota of Redding
                                                                          Lithia Scion of Redding
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Lithia VWC, Inc.                                         California       Lithia Volkswagen of Concord
                                                                          Lithia Isuzu of Concord
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Lithia Centennial Chrysler Plymouth Jeep, Inc.           Colorado         Lithia Centennial Chrysler Jeep
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Lithia Cherry Creek Dodge, Inc.                          Colorado         Lithia Dodge of Cherry Creek
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Lithia Colorado Jeep, Inc.                               Colorado         Lithia Colorado Chrysler Jeep
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Lithia Colorado Springs Jeep Chrysler Plymouth, Inc.     Colorado         Lithia Colorado Springs Jeep Chrysler
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Lithia Foothills Chrysler, Inc.                          Colorado         Lithia Chrysler Jeep Dodge of Fort
                                                                          Collins
                                                                          Lithia Hyundai of Fort Collins
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

                                                          STATE OF               ASSUMED BUSINESS NAME(S)
NAME OF ENTITY (1)                                         ORIGIN             (IF DIFFERENT THAN ENTITY NAME)
------------------------------------------------------------------------------------------------------------------
Lithia of Thornton, Inc.                                 Colorado         Lithia Volkswagen of Thornton
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Lithia IB, Inc.                                          Idaho            Lithia Isuzu of Boise
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Lithia CB, Inc.                                          Idaho            Chevrolet of Boise
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Lithia LMB, Inc.                                         Idaho            Lithia Lincoln-Mercury of Boise
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Lithia Ford of Boise, Inc.                               Idaho            Lithia Ford of Boise
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Lithia of Pocatello, Inc.                                Idaho            Lithia Chrysler Dodge of Pocatello
                                                                          Lithia Hyundai of Pocatello
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Lithia of Caldwell, Inc.                                 Idaho            Chevrolet of Caldwell
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Lithia Poca-Hon, Inc.                                    Idaho            Honda of Pocatello
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Lithia CCTF, Inc.                                        Idaho            Chevrolet Cadillac of Twin Falls
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Lithia of Billings, Inc.                                 Montana          Lithia Dodge of Billings
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Lithia of Missoula, Inc.                                 Montana          Lithia Chrysler Dodge of Missoula
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Lithia LMM, Inc.                                         Montana          Lithia Lincoln Mercury of Missoula
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Lithia of Omaha, Inc.                                    Nebraska         Lithia Ford of Omaha
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Lithia MBO, Inc.                                         Nebraska         Mercedes-Benz of Omaha
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Lithia SALMIR, Inc.                                      Nevada           Lithia Audi of Reno
                                                                          Lithia Volkswagen of Reno
                                                                          Lithia Isuzu of Reno
                                                                          Lithia Lincoln Mercury of Reno
                                                                          Lithia Suzuki of Sparks
                                                                          Lithia Hyundai of Reno
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Lithia Reno Sub-Hyun, Inc.                               Nevada           Lithia Reno Subaru
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Lithia of Reno, Inc.                                     Nevada           Lithia Chrysler Jeep of Reno
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Lithia of Oklahoma, Inc.                                 Oklahoma         Lithia Dodge of Broken Arrow
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Lithia Financial Corporation                             Oregon
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Lithia Real Estate, Inc.                                 Oregon
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

                                                          STATE OF               ASSUMED BUSINESS NAME(S)
NAME OF ENTITY (1)                                         ORIGIN             (IF DIFFERENT THAN ENTITY NAME)
------------------------------------------------------------------------------------------------------------------
Lithia Motors Support Services, Inc.                     Oregon
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Lithia LP of Texas, LLC                                  Oregon
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Lithia TLM, LLC                                          Oregon           Lithia Toyota
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LGPAC, Inc.                                              Oregon           Lithia Grants Pass Auto Center
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Lithia DM, Inc.                                          Oregon           Lithia Dodge
                                                                          Lithia Chrysler Jeep Dodge
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Saturn of Southwest Oregon, Inc.                         Oregon           Saturn of Southwest Oregon
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SOE, LLC                                                 Oregon           Saturn of Eugene
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Lithia HPI, Inc.                                         Oregon           Lithia Volkswagen
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Lithia DE, Inc.                                          Oregon           Lithia Dodge of Eugene
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Lithia BNM, Inc.                                         Oregon           Lithia Nissan
                                                                          Lithia BMW
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Hutchins Imported Motors, Inc.                           Oregon           Lithia Toyota of Springfield
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Hutchins Eugene Nissan, Inc.                             Oregon           Lithia Nissan of Eugene
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Lithia Klamath, Inc.                                     Oregon           Lithia Chrysler Jeep Dodge of Klamath
                                                                          Falls
                                                                          Lithia Toyota of Klamath Falls
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Lithia SOC, Inc.                                         Oregon           Lithia Subaru of Oregon City
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Lithia of Roseburg, Inc.                                 Oregon           Lithia Chrysler  Jeep Dodge of Roseburg
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Lithia Rose-FT, Inc.                                     Oregon           Lithia Ford Lincoln Mercury of Roseburg
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Lithia Medford Hon, Inc.                                 Oregon           Lithia Honda
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Lithia of Sioux Falls, Inc.                              South Dakota     Lithia Dodge of Sioux Falls
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Lithia Automotive, Inc.                                  South Dakota     Chevrolet of Sioux Falls
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Lithia GP of Texas, LLC                                  Texas
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Lithia CJDSA, L.P. (2)                                   Texas            All American Chrysler Jeep Dodge of San
                                                                          Angelo
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Lithia CSA, L.P. (2)                                     Texas            All American Chevrolet of San Angelo
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Lithia NSA, L.P. ( 2)                                    Texas            All American Honda of San Angelo
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Lithia CJDO, L.P. (2)                                    Texas            All American Chrysler Jeep Dodge of
                                                                          Odessa
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Lithia of Grapevine, L.P. (2)                            Texas            Lithia Dodge of Grapevine
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

                                                          STATE OF               ASSUMED BUSINESS NAME(S)
NAME OF ENTITY (1)                                         ORIGIN             (IF DIFFERENT THAN ENTITY NAME)
------------------------------------------------------------------------------------------------------------------
Lithia DMID, L.P. (2)                                    Texas            All American Dodge of Midland
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Lithia CO, L.P. (2)                                      Texas            All American Chevrolet of Odessa
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Lithia CM, L.P.  (2)                                     Texas            All American Chevrolet of Midland
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Lithia HMID, L.P.(2)                                     Texas            All American Hyundai of Midland
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Camp Automotive, Inc.                                    Washington       Camp BMW
                                                                          Camp Chevrolet
                                                                          Camp Subaru
                                                                          Camp Cadillac
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Lithia VS, LLC (3)                                       Washington       Camp Volvo
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Lithia Dodge of Tri-Cities, Inc.                         Washington       Lithia Dodge of Tri-Cities
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Lithia DC of Renton, Inc.                                Washington       Lithia Dodge of Renton
                                                                          Lithia Chrysler Jeep of Renton
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Lithia FTC, Inc.                                         Washington       Lithia Ford of Tri-Cities
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Lithia HyR, Inc.                                         Washington       Lithia Hyundai of Renton
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TC Hon, Inc.                                             Washington       Honda of Tri-Cities
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Lithia BC, Inc.                                          Washington       Chevrolet of Bellevue
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Lithia IC, Inc.                                          Washington       Chevrolet of Issaquah
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Lithia of Seattle, Inc.                                  Washington       BMW Seattle
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Lithia of Spokane, Inc.                                  Washington       Mercedes Benz of Spokane
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

(1) Unless specifically noted to the contrary, all entities are wholly owned subsidiaries of Lithia Motors, Inc.

(2) Limited Partnership with Lithia GP of Texas, LLC the general partner owning 1% interest; and Lithia LP of Texas, LLC the sole limited partner owning 99% interest.

(3) Camp Automotive, Inc., is the sole manager owning an 80% interest; and Gregory Johnson, is the general manager of the dealership owning 20% interest (Volvo requires the manager own at least a 20% interest in its dealerships).